Quarterly Holdings Report
for
Fidelity Freedom® Blend 2010 Fund
June 30, 2024
FBF-Y10-NPRT1-0824
1.9892463.105
U.S. Treasury Obligations - 0.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.33% 7/25/24 (b) (Cost $119,579)	120,000	119,581

Domestic Equity Funds - 14.7%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (c)	146,897	2,901,207
Fidelity Series Commodity Strategy Fund (c)	7,467	726,354
Fidelity Series Large Cap Growth Index Fund (c)	80,836	1,865,684
Fidelity Series Large Cap Stock Fund (c)	82,996	1,903,931
Fidelity Series Large Cap Value Index Fund (c)	217,234	3,404,055
Fidelity Series Small Cap Core Fund (c)	5,511	63,491
Fidelity Series Small Cap Opportunities Fund (c)	41,697	622,950
Fidelity Series Value Discovery Fund (c)	82,118	1,256,409
TOTAL DOMESTIC EQUITY FUNDS (Cost $9,461,179)		12,744,081

International Equity Funds - 16.1%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	50,076	755,651
Fidelity Series Emerging Markets Fund (c)	116,258	1,070,735
Fidelity Series Emerging Markets Opportunities Fund (c)	227,570	4,280,597
Fidelity Series International Growth Fund (c)	106,241	1,946,328
Fidelity Series International Index Fund (c)	59,095	733,368
Fidelity Series International Small Cap Fund (c)	73,057	1,245,618
Fidelity Series International Value Fund (c)	155,284	1,962,795
Fidelity Series Overseas Fund (c)	138,515	1,948,910
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $11,527,408)		13,944,002

Bond Funds - 61.0%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	1,362,822	13,192,116
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	256,392	1,956,269
Fidelity Series Corporate Bond Fund (c)	664,401	6,072,626
Fidelity Series Emerging Markets Debt Fund (c)	57,992	452,915
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	15,949	141,147
Fidelity Series Floating Rate High Income Fund (c)	9,276	83,296
Fidelity Series Government Bond Index Fund (c)	1,028,438	9,297,083
Fidelity Series High Income Fund (c)	55,313	465,735
Fidelity Series International Developed Markets Bond Index Fund (c)	398,675	3,408,669
Fidelity Series Investment Grade Bond Fund (c)	923,438	9,123,564
Fidelity Series Investment Grade Securitized Fund (c)	673,064	5,916,232
Fidelity Series Long-Term Treasury Bond Index Fund (c)	470,691	2,584,096
Fidelity Series Real Estate Income Fund (c)	8,764	84,921
TOTAL BOND FUNDS (Cost $58,797,363)		52,778,669

Short-Term Funds - 8.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.38% (d)	127,849	127,875
Fidelity Series Government Money Market Fund 5.42% (c)(e)	1,397,182	1,397,182
Fidelity Series Short-Term Credit Fund (c)	123,953	1,223,421
Fidelity Series Treasury Bill Index Fund (c)	425,824	4,228,436
TOTAL SHORT-TERM FUNDS (Cost $6,998,878)		6,976,914

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $86,904,407)	86,563,247
NET OTHER ASSETS (LIABILITIES) - 0.0%	227
NET ASSETS - 100.0%	86,563,474

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	4	Sep 2024	217,640	(211)	(211)

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	30	Sep 2024	3,299,531	21,098	21,098
CBOT 5-Year U.S. Treasury Note Contracts (United States)	19	Sep 2024	2,024,984	9,305	9,305

TOTAL TREASURY CONTRACTS					30,403

TOTAL PURCHASED					30,192

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	4	Sep 2024	1,104,300	(1,816)	(1,816)

TOTAL FUTURES CONTRACTS					28,376
The notional amount of futures purchased as a percentage of Net Assets is 6.4%
The notional amount of futures sold as a percentage of Net Assets is 1.3%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $119,581.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	87,490	240,986	200,598	1,210	(3)	-	127,875	0.0%
Total	87,490	240,986	200,598	1,210	(3)	-	127,875

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	12,636,702	1,126,957	742,398	6,689	2,152	168,703	13,192,116
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	2,052,204	102,006	204,009	810	(9,270)	15,338	1,956,269
Fidelity Series Blue Chip Growth Fund	2,701,524	154,872	198,732	-	551	242,992	2,901,207
Fidelity Series Canada Fund	766,957	69,241	68,595	-	(854)	(11,098)	755,651
Fidelity Series Commodity Strategy Fund	560,425	197,772	46,836	-	(24,526)	39,519	726,354
Fidelity Series Corporate Bond Fund	6,103,233	407,803	383,607	67,429	(1,921)	(52,882)	6,072,626
Fidelity Series Emerging Markets Debt Fund	446,861	33,913	24,914	6,646	16	(2,961)	452,915
Fidelity Series Emerging Markets Debt Local Currency Fund	142,799	6,918	6,342	-	(79)	(2,149)	141,147
Fidelity Series Emerging Markets Fund	1,073,130	62,202	118,433	-	3,690	50,146	1,070,735
Fidelity Series Emerging Markets Opportunities Fund	4,307,401	238,327	491,046	-	(76)	225,991	4,280,597
Fidelity Series Floating Rate High Income Fund	81,657	6,809	4,530	1,851	(9)	(631)	83,296
Fidelity Series Government Bond Index Fund	8,942,171	864,625	460,653	74,186	(3,479)	(45,581)	9,297,083
Fidelity Series Government Money Market Fund 5.42%	1,400,474	95,967	99,259	18,514	-	-	1,397,182
Fidelity Series High Income Fund	458,541	33,912	24,461	7,141	(70)	(2,187)	465,735
Fidelity Series International Developed Markets Bond Index Fund	3,325,760	325,844	173,589	39,429	(1,772)	(67,574)	3,408,669
Fidelity Series International Growth Fund	1,924,230	206,257	151,873	-	(1,695)	(30,591)	1,946,328
Fidelity Series International Index Fund	728,501	68,510	60,850	-	(528)	(2,265)	733,368
Fidelity Series International Small Cap Fund	1,273,477	74,350	67,947	-	(783)	(33,479)	1,245,618
Fidelity Series International Value Fund	1,933,447	169,001	146,195	-	(970)	7,512	1,962,795
Fidelity Series Investment Grade Bond Fund	8,999,786	669,471	481,509	96,003	(2,930)	(61,254)	9,123,564
Fidelity Series Investment Grade Securitized Fund	5,927,542	380,465	349,850	62,784	(1,892)	(40,033)	5,916,232
Fidelity Series Large Cap Growth Index Fund	1,684,398	133,021	90,615	3,065	(493)	139,373	1,865,684
Fidelity Series Large Cap Stock Fund	1,823,737	130,667	133,341	-	117	82,751	1,903,931
Fidelity Series Large Cap Value Index Fund	3,260,775	385,870	171,943	-	(1,092)	(69,555)	3,404,055
Fidelity Series Long-Term Treasury Bond Index Fund	3,017,534	223,575	580,675	22,830	(189,198)	112,860	2,584,096
Fidelity Series Overseas Fund	1,928,751	190,670	169,686	-	(1,588)	763	1,948,910
Fidelity Series Real Estate Income Fund	83,128	6,254	4,530	1,297	(50)	119	84,921
Fidelity Series Short-Term Credit Fund	1,202,728	89,468	71,090	11,703	(118)	2,433	1,223,421
Fidelity Series Small Cap Core Fund	22,875	41,154	-	297	-	(538)	63,491
Fidelity Series Small Cap Opportunities Fund	802,097	21,440	181,981	-	12,584	(31,190)	622,950
Fidelity Series Treasury Bill Index Fund	4,315,741	442,021	529,326	53,201	(913)	913	4,228,436
Fidelity Series Value Discovery Fund	1,197,575	163,140	63,609	-	(505)	(40,192)	1,256,409
	85,126,161	7,122,502	6,302,424	473,875	(225,701)	595,253	86,315,791

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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